UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 2, 2011
QUIDEL CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10961 (Commission File Number)	94-2573850 (IRS Employer Identification No.)

10165 McKellar Court
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 552-1100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 2, 2011, the Compensation Committee of Quidel Corporation (the “Company”) approved the Company’s 2011 Equity Incentive Plan (the “2011 Equity Incentive Plan”). The 2011 Equity Incentive Plan provides for grants of equity awards to eligible employees of the Company, including the Company’s executive officers, subject to the terms described below and as set forth on Exhibit 10.1 hereto.
     Under the 2011 Equity Incentive Plan, each participating employee receives equity incentive awards in the form of (i) non-qualified stock options; and (ii) performance-based restricted stock units. The vesting period for the non-qualified stock options is four years with the first 50% of such stock options vesting at the end of the second-year anniversary of the grant date and the remainder vesting 25% annually thereafter. Vesting for the performance-based restricted stock units has a three-year cliff and is tied to achievement of a performance metric of compounded annual growth rate in earnings-per-share (EPS) in 2013 compared to a baseline EPS determined by the Compensation Committee for 2010. In addition, in the event that the Company achieves certain elevated performance metrics prior to the end of the three-year vesting period (defined by the Compensation Committee with pre-determined elevated EPS targets in either 2011 or 2012), the performance-base restricted stock units will be deemed to have met the performance requirements and will convert to time-based vesting for the remainder of the three-year term.
     On March 2, 2011, the Compensation Committee approved a three percent (3%) increase in the annual base salary for each of the Company’s executive officers, with all such annual base salary increases effective as of the Company’s pay period beginning on February 28, 2011 (collectively and as set forth on Exhibit 10.2 hereto, the “2011 Annual Base Salaries”). The 2011 Annual Base Salaries are set forth on Exhibit 10.2 hereto and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are filed with this current report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	2011 Equity Incentive Plan Grants to the Company’s Executive Officers.

10.2	2011 Annual Base Salaries for the Company’s Executive Officers, effective as of February 28, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: March 7, 2011

QUIDEL CORPORATION
By:	/s/ Robert J. Bujarski
	Name:	Robert J. Bujarski
	Its:	Senior Vice President, Business Development, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	2011 Equity Incentive Plan Grants to the Company’s Executive Officers.

10.2	2011 Annual Base Salaries for the Company’s Executive Officers, effective as of February 28, 2011.